Exhibit 99.1

                 PREFERRED SHARE AND WARRANT PURCHASE AGREEMENT

                                  BY AND AMONG

                       PHARMAKINETICS LABORATORIES, INC.,

                               CAI ADVISORS & CO.

                                      AND

                               ASTER (bullet) CEPHAC S.A.

                                DECEMBER 4, 1997


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                               TABLE OF CONTENTS
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Section 1        PURCHASE AND SALE OF SHARES AND WARRANTS.............................1
      1.1        Purchase and Sale of Shares and Warrants.............................1
      1.2        Purchase Price.......................................................2
      1.3        Delivery of Certificates and Payment.................................2
      1.4        The Closing..........................................................2

Section 2        REPRESENTATIONS AND WARRANTIES OF THE COMPANY........................2
      2.1        Organization and Standing of the Company.............................2
      2.2        Corporate Action.....................................................2
      2.3        Compliance with Certain Instruments..................................3
      2.4        Validity of Shares and Conversion Shares.............................3
      2.5        Capitalization; Status of Capital Stock..............................3
      2.6        Governmental Approvals...............................................4
      2.7        Securities Laws......................................................4
      2.8        Financial Information................................................4
      2.9        Litigation...........................................................4
      2.10       Compliance with Law..................................................4
      2.11       Good Laboratory and Clinical Practices...............................5
      2.12       Licenses and Permits.................................................5
      2.13       Certain Agreements of Officers and Employees.........................5
      2.14       Transactions with Affiliates.........................................6
      2.15       Assumptions or Guaranties of Indebtedness............................6
      2.16       Investments..........................................................6
      2.17       Title to Assets......................................................6
      2.18       Material Contracts...................................................7
      2.19       ERISA................................................................8
      2.20       Insurance............................................................8
      2.21       Registration Rights..................................................8
      2.22       Absence of Certain Developments......................................8
      2.23       Books and Records....................................................9
      2.24       Disclosure...........................................................9
      2.25       Brokers or Finders..................................................10

Section 3        REPRESENTATIONS AND WARRANTIES OF PURCHASERS........................10
      3.1        Investment Representations..........................................10
      3.2        Access to Information...............................................10
      3.3        Sophistication and Knowledge........................................10
      3.4        Power...............................................................10

Section 4        COVENANTS...........................................................11
      4.1        Use of Proceeds.....................................................11
      4.2        Best Efforts Cooperation............................................11
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      4.3        General Covenants...................................................11
      4.4        Public Announcements................................................12
      4.5        Confidentiality.....................................................12
      4.6.       Charter Amendments..................................................12
      4.7        Sales and Use Taxes.................................................12
      4.8        Validity of Warrants................................................12

Section 5        CONDITIONS PRECEDENT TO PURCHASERS' OBLIGATIONS TO
                 PURCHASE THE SHARES AND THE WARRANTS................................13
      5.1        Representations and Warranties......................................13
      5.2        Technology Sharing Agreement........................................13
      5.3        Registration Rights Agreement.......................................13
      5.4        Articles Supplementary..............................................13
      5.5        Documentation at Closing............................................13
      5.6        No Actions or Proceedings...........................................13
      5.7        Business Combination Act Opt-out....................................14

Section 6        CONDITIONS PRECEDENT TO COMPANY'S OBLIGATIONS TO SELL THE
                 SHARES AND THE WARRANTS.............................................14
      6.1        Representations and Warranties......................................14
      6.2        Technology Sharing Agreement........................................14
      6.3        Documentation at Closing............................................14
      6.4        No Actions or Proceedings...........................................14

Section 7        CONTINGENT WARRANTS.................................................14
      7.1        Contingent Warrants.................................................14
      7.2        Opinion of Counsel..................................................15
      7.3        Cancellation of Warrants............................................15

Section 8        MISCELLANEOUS.......................................................15
      8.1        Survival of Representations and Warranties..........................15
      8.2        Expenses............................................................15
      8.3        Notices.............................................................15
      8.4        Modification or Waiver..............................................16
      8.5        Binding Effect and Assignment.......................................17
      8.6        Governing Law.......................................................17
      8.7        Section Headings....................................................17
      8.8        Further Assurances..................................................17
      8.9        Entire Agreement....................................................17
      8.10       No Third Party Beneficiaries........................................17
      8.11       Counterparts........................................................17
      8.12       Severability........................................................17
      8.13       Termination.........................................................18
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                                   SCHEDULES

Schedule 1.1A       Purchasers

Schedule 1.1B       Description and Designation of Class A Convertible Preferred
                    Stock

Schedule 1.1C       Form of Warrants

Schedule 2.3        Compliance with Certain Instruments

Schedule 2.5        Agreements Concerning Capital Stock

Schedule 2.9        Litigation

Schedule 2.10       Hazardous Materials

Schedule 2.12       Permits

Schedule 2.13       Agreements with Officers and Employees

Schedule 2.14       Transactions with Affiliates

Schedule 2.16       Investments

Schedule 2.17       Title to Assets

Schedule 2.18       Material Contracts

Schedule 2.19       ERISA

Schedule 2.22       Certain Developments

Schedule 5.2        Form of Technology Sharing Agreement

Schedule 5.3        Form of Registration Rights Agreement

Schedule 5.5(a)     Form of Opinion of Ober, Kaler, Grimes & Shriver



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                 PREFERRED SHARE AND WARRANT PURCHASE AGREEMENT

         THIS PREFERRED SHARE AND WARRANT PURCHASE AGREEMENT is made and entered into on this 4th day of DECEMBER 1997, by and among PHARMAKINETICS LABORATORIES, INC. a corporation organized under the laws of the state of Maryland (the "Company"), CAI ADVISORS & CO., a partnership organized under the laws of Quebec, Canada ("CAI"), and ASTER (bullet) CEPHAC S.A., a company organized under the laws of France ("Aster") (CAI and Aster, each referred to herein as a "Purchaser" and together as the "Purchasers").

                                    RECITALS

         A. The Company desires to issue and sell to the Purchasers, and the Purchasers desire to purchase from the Company, an aggregate of 833,300 shares (the "Shares") of the Company's authorized but unissued shares of Class A Convertible Preferred Stock (the "Preferred Stock"), initially convertible into 8,333,000 shares of the Company's Common Stock, par value $.001 per share (the "Common Stock").

         B. The Company desires to issue and sell to the Purchasers, and the Purchasers desire to purchase from the Company, warrants to purchase an aggregate of 6,250,000 shares of the Company's Common Stock at an exercise price of $1.20 per share and with a term of three years (the "Warrants").

         NOW, THEREFORE, in consideration of the representations, warranties, conditions, and agreements hereinafter set forth, the parties hereto agree as follows:

SECTION 1         PURCHASE AND SALE OF SHARES AND WARRANTS.

         1.1 Purchase and Sale of Shares and Warrants. The Company agrees to issue and sell to the Purchasers at the Closing (as hereinafter defined) and the Purchasers agree to purchase, severally but not jointly, the Shares and the Warrants, in the quantities set forth opposite each Purchaser's name in Schedule 1.1A. The terms of the Shares and the form of the Warrants are set forth in Schedules 1.1B and 1.1C, respectively. The Company shall not be obligated to issue and sell any of the Shares and the Warrants unless all of the Shares and Warrants are purchased.

         The Purchasers may assign their rights to purchase all or a portion of the Shares and Warrants to one or more Affiliates (as defined below) or unaffiliated third parties; provided, however, that any such assignees shall be accredited investors as defined in Regulation D under the Securities Act of 1933, as amended (the "Securities Act"), and shall make representations to the Company identical to the representations made by the Purchasers in Section 3; and provided, further, that the Purchasers must obtain the written consent of the Company prior to assigning their rights to any unaffiliated third parties, which consent shall not be unreasonably withheld. Prior to any assignment hereunder, the Purchasers shall identify and provide such information regarding each assignee as the Company may reasonably request for purposes of confirming that the assignee is an accredited investor and of complying with applicable federal and state securities laws. For purposes of this Section 1.1, "Affiliates" means any person that, directly or indirectly, through one or more intermediaries, controls, is controlled by, or is under common control with either Purchaser, or any person that is a partner of either

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Purchaser in any general or limited partnership.

         1.2 Purchase Price. The aggregate purchase price for the Shares and the Warrants shall be $5,000,000 (the "Aggregate Purchase Price") payable in cash, of which $4,937,500 shall be allocated as the purchase price for the Shares and $62,500 shall be allocated as the purchase price for the Warrants.

         1.3 Delivery of Certificates and Payment. At the Closing (as hereinafter defined), the Company shall issue and deliver to the Purchasers certificates representing the Shares and Warrants, and the Purchasers shall pay the Aggregate Purchase Price by means of a wire transfer of funds to the account of the Company.

         1.4 The Closing. The closing of the purchase and sale of the Shares and the Warrants shall take place by telephone conference call on December 19, 1997, or by such other means or such other date as the Purchasers and the Company may unanimously agree (the "Closing").

SECTION 2          REPRESENTATIONS AND WARRANTIES OF THE COMPANY.

         The Company hereby represents and warrants to each Purchaser as of the Closing as follows:

         2.1 Organization and Standing of the Company. The Company is a duly organized and validly existing corporation in good standing under the laws of the State of Maryland and is duly qualified and in good standing as a foreign corporation authorized to do business in all jurisdictions wherein the character of the property owned or leased or the nature of the activities conducted by it makes such qualification necessary, except where the failure to be so qualified would not have a material adverse effect on the business, operations or financial condition of the Company. The Company has no subsidiaries with active business operations.

         2.2 Corporate Action. This Agreement, the Technology Sharing Agreement set forth as Schedule 5.2, and the Registration Rights Agreement set forth as
Schedule 5.3 (the Technology Sharing Agreement and the Registration Rights Agreement, along with the Warrants, being collectively herein referred to as the "Ancillary Agreements"), and all of the transactions contemplated hereby and thereby have been duly authorized by all required corporate action, and as of the Closing will be duly executed and delivered, and each will constitute the legal, valid and binding obligations of the Company, enforceable against the Company in accordance with their respective terms. As of the date hereof, the Company has not obtained the stockholder approval required to increase the number of shares of Common Stock that the Company is authorized to issue in order to reserve a sufficient number of shares of Common Stock to cover the shares of Common Stock issuable upon exercise of the Warrants.

         2.3 Compliance with Certain Instruments. Except as listed on Schedule 2.3, the Company is in compliance in all material respects with the terms and provisions of its Charter and Bylaws, each as amended and/or restated to date, and all mortgages, indentures, leases, agreements, judgments, decrees, orders and other instruments by which it is bound or to which it or any of its properties or assets are subject. Neither the execution, delivery and performance of this Agreement or the Ancillary Agreements nor the consummation of any transaction contemplated hereby or thereby


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has constituted, or with the passage of time or giving of notice will constitute, a material default or violation of or conflict with any term or provision of any of the foregoing documents, instruments, laws, statutes, rules or regulations.

         2.4 Validity of Shares and Conversion Shares. The Shares and the Common Stock issuable upon conversion of the Shares and exercise of the Warrants and the Contingent Warrants (as defined in Section 7.1) (such shares of Common Stock, collectively, the "Conversion Shares") when issued, sold and delivered in accordance with the terms of this Agreement will be validly issued, fully paid and nonassessable with no personal liability attaching to the ownership thereof and will be free and clear of all liens, charges, restrictions, claims and encumbrances imposed by or through the Company, except as set forth in applicable state and federal securities laws. The Company has reserved for issuance a number of shares sufficient to enable the Purchasers to convert the Shares and to exercise the Contingent Warrants.

         2.5 Capitalization; Status of Capital Stock. As of November 30, 1997, the authorized capital stock of the Company consisted of (i) 25,000,000 shares of Common Stock, par value $.001 per share, and (ii) 1,500,000 shares of Preferred Stock, without par value, of which 12,195,819 shares of Common Stock were issued and outstanding and 1,670,425 shares reserved for issuance (not including shares reserved for issuance in connection with the transactions contemplated hereby) and no shares of Preferred Stock were issued or outstanding. All the outstanding shares of capital stock of the Company have been duly authorized, and are validly issued, fully paid and non-assessable.

         With the exception of the Shares, the Warrants, the Contingent Warrants, options to purchase 1,385,825 shares of Common Stock granted to directors, officers and other employees of the Company, options to purchase 284,600 shares of Common Stock granted to the former Chief Executive Officer of the Company and certain consultants of the Company, and options to purchase 1,591,200 shares of Common Stock authorized but not granted under the Company's stock option plans, no options, warrants, subscriptions or rights of any nature to acquire from the Company, or commitments of the Company to issue, or securities convertible into, shares of capital stock or other securities are authorized, issued or outstanding. None of the Company's outstanding securities or authorized capital stock are subject to any rights of redemption, repurchase, rights of first refusal, preemptive rights or other similar rights, whether contractual, statutory or otherwise, for the benefit of the Company, any stockholder, or any other person. To the Company's knowledge, and except as contemplated by this Agreement and as set forth in Schedule 2.5, there are no agreements, understandings, trusts or collaborative arrangements or understandings concerning the voting or transfer of the capital stock of the Company. The offer and sale of all capital stock and other securities of the Company issued prior to the Closing complied with or were exempt from all applicable federal and state securities laws and no stockholder has a right of rescission or damages with respect thereto.

         2.6 Governmental Approvals. Except for the filing of (i) the Articles Supplementary (as defined in Section 5.4), (ii) a charter amendment providing for an increase in the number of authorized shares of Common Stock, (iii) the approval of the Maryland Industrial Development Financing Authority, which approval has been granted, and (iv) any notice that may be required under applicable state and/or federal securities laws (which, if required, shall be filed on or before the Closing), no authorization, consent, approval, license, qualification, exemption of or filing or registration with any court or governmental department, commission, board, bureau, agency or instrumentality, domestic or


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foreign, is or will be necessary in connection with (i) the execution and delivery by the Company of this Agreement or the Ancillary Agreements, (ii) the offer, issuance, sale, execution or delivery of the Shares, the Warrants and the Contingent Warrants, (iii) the issuance, sale, execution or delivery of the Conversion Shares, or (iv) the performance by the Company of its obligations under this Agreement or the Ancillary Agreements.

         2.7 Securities Laws. The Company has complied with all applicable federal and state securities laws, including the Securities Act, in connection with the offer, issuance and sale of the Shares, the Warrants, and the Contingent Warrants.

         2.8 Financial Information. The financial statements of the Company included in the Company's 10-K for the year ended June 30, 1997 and 10-Q for the three months ended September 30, 1997 (the "Financial Statements") present fairly the financial position and results of operations of the Company as of the dates and for the periods indicated therein and have been prepared in accordance with generally accepted accounting principles consistently applied. Except as set forth or reserved against in the Financial Statements, the Company did not have as of the date of the Financial Statements any material liability or obligation of any nature, whether accrued, absolute, contingent, or otherwise and whether due or to become due.

         2.9 Litigation. Except as disclosed in Schedule 2.9, neither the Company nor any director or officer of the Company is subject to any order, writ, injunction or decree, of any court, commission, board or other government agency. Except as set forth in Schedule 2.9, there are no actions, suits, investigations or proceedings pending or threatened (nor does the Company have any knowledge of any basis therefor) that could reasonably be expected to result, either in any case or in the aggregate, in a material adverse change in the business, operations, affairs or financial condition of the Company or in any of its properties or assets, or which could reasonably be expected to call into question the validity of this Agreement, the Ancillary Agreements, or any action contemplated hereby or thereby.

         2.10 Compliance with Law. The Company is in compliance in all material respects with all applicable federal, state, local and foreign laws, statutes, rules and regulations, orders, judgments, injunctions, decrees, and similar instruments, including those relating to the environment or occupational safety and health. The Company has no knowledge of any pending legislation, rules or regulations that would be likely to have a material adverse effect on the Company's business or results of operations. The Company has not caused, suffered or permitted any hazardous materials, oil or other petroleum products to be generated, stored, handled, disposed or, released, spilled or discharged at, on, from or onto the Company's premises, except as disclosed on Schedule 2.10.

         2.11 Good Laboratory and Clinical Practices. The Company is in compliance in all material respects with all "good laboratory practices" and with all "good clinical practices," to the extent such practices are applicable to the Company's operations, in accordance with the provisions of Title 21 of the Code of Federal Regulations, and the Company is not the object of any notice of insufficiency or of deficiency or of any notice of material corrective action to be taken, from any applicable federal or state governmental agency or regulatory body, including the U.S. Food and Drug Administration.

         2.12 Licenses and Permits. The Company has all local, state, federal and foreign licenses, permits, registrations, certificates, accreditations and approvals (collectively, the "Permits") necessary


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for the Company to operate and conduct its business as presently conducted, and there do not exist any waivers or exemptions relating thereto. The Company is in compliance in all material respects with, and there exist no grounds for revocation, suspension or limitation of any of, the Permits. No notices have been received by the Company with respect to any threatened, pending, or possible revocation, termination, suspension or limitation of the Permits. To the Company's knowledge, each employee of the Company has all Permits required to perform such employee's designated functions and duties for the Company in connection with conducting the business of the Company as presently conducted, and, to the Company's knowledge, there exist no waivers or exemptions relating thereto. To the Company's knowledge, there is no default under, nor does there exist any grounds for revocation, suspension or limitation of, any such Permits. The Permits are listed on Schedule 2.12.

         2.13     Certain Agreements of Officers and Employees.

         Neither the Company nor, to the Company's knowledge, any officer, employee, agent, representative or consultant of the Company is in violation of any term of any employment or consulting contract, confidential or proprietary information agreement, noncompetition agreement, nonsolicitation agreement, or any similar contract or agreement or any restrictive covenant relating to the right of any such person to be employed or engaged by the Company, whether the Company is party to such agreement or not. All of such agreements, and all severance and similar agreements, to which the Company is a party are listed on
Schedule 2.13 and copies have been provided or made available to the Purchasers or their representatives.

         No officer, consultant or employee of the Company whose termination, either individually or in the aggregate, could have a material adverse effect on the Company, has been terminated or has terminated his or her employment with the Company since January 1, 1997, and no such officer, consultant or employee of the Company has, to the Company's knowledge, the intention of terminating such person's employment or engagement with the Company.

         Schedule 2.13 sets forth each officer, employee, consultant and contractor of the Company whose involvement, either individually or in conjunction with others, in the design or development of property or information proprietary to the Company, in the past two years has been, or in the future is expected to be, material to the operations and prospects of the Company.

         2.14 Transactions with Affiliates. Except as set forth in Schedule 2.13 or Schedule 2.14, there are no loans, leases, royalty agreements, guarantee agreements or other agreements between (i) the Company or any of its customers or suppliers and (ii) any officer, employee, consultant or director of the Company or any person owning five percent or more of the capital stock of the Company or, to the Company's knowledge, any member of the immediate family of such officer, employee, consultant, director or stockholder or any corporation or other entity controlled by such officer, employee, consultant, director or stockholder, or a member of the immediate family of such officer, employee, consultant, director or stockholder, and, except as set forth on Schedule 2.14, since June 30, 1997, the Company has not repaid any principal amount of any loans from any such person.

         2.15 Assumptions or Guaranties of Indebtedness. The Company has not assumed, guaranteed, endorsed or otherwise become directly, indirectly or contingently liable for any indebtedness of any other person.


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         2.16 Investments. Except as set forth in Schedule 2.16, the Company has not made any loans or advances to any person that are outstanding on the date of this Agreement in excess of $50,000 in the aggregate, nor is it committed or obligated to make any such loan or advance, nor does the Company own any equity securities, assets comprising the business of, obligations of, or any interest in, any person.

         2.17 Title to Assets. The Company has a ninety-nine percent interest in a limited partnership that has good and marketable title in fee to the real property on which the Company's principal executive offices are located and the Company enjoys peaceful and undisturbed possession of its real and personal property under all leases under which it is operating. The limited partnership agreement relating to such interest and all of such leases are valid and in full force and effect, and the Company is in material compliance with such limited partnership agreement and all such leases, which are set forth on Schedule 2.17. The Company has good and merchantable title to all of its other assets. All of such assets are free of any mortgages, pledges, charges, liens, security interests or other encumbrances, except those set forth in Schedule 2.17.

         The Company has taken reasonable measures to protect and preserve the security and confidentiality of its analytical methods, trade secrets and other confidential information (the "Proprietary Information"). All employees and consultants of the Company involved in the design, review, evaluation or development of Proprietary Information have executed valid nondisclosure agreements. None of the Proprietary Information, to the Company's knowledge, has been used, divulged or appropriated for the benefit of any person or otherwise to the detriment of the Company. To the Company's knowledge, no employee or consultant of the Company has used the intellectual property, proprietary property or information, trade secrets or other confidential information of any other person in the course of their work for the Company, and the conduct of the Company's business as currently operated and as proposed to be operated does not and will not conflict with or infringe upon such property, information or trade secrets. Except pursuant to the terms of any licenses or other agreements set forth in Schedule 2.18, the Company has no obligation to compensate any person to use, license or sell any such property, information or trade secrets and the Company has not granted any person any license or other right to the Proprietary Information, whether requiring payment of royalties or not.

         2.18 Material Contracts. Except as set forth in Schedule 2.18 or Schedules 2.13, 2.14, 2.15 or 2.16, the Company is not a party to any contract, agreement, instrument, commitment, obligation, plan or arrangement (i) that would be required to be disclosed in or filed as an exhibit to a Registration Statement on Form S-1 filed with the Securities and Exchange Commission, or (ii) with any customer or supplier providing for payments in excess of $50,000 (all such contracts, agreements, instruments, commitments, obligations, plans and arrangements collectively being referred to herein as "Contracts"). The Company has made available to the Purchasers or their representatives true, correct and complete copies of all written Contracts. Schedule 2.18 contains a list of all written Contracts and an accurate and complete description of all Contracts that are not in writing.

         Except as set forth in Schedule 2.18, all of the Contracts are in full force and effect, the Company and each other party to each of the Contracts has performed all the obligations required to be performed by it to date, and there is not under any of the Contracts any existing default, or any failure of the Company to perform, which failure, with notice or lapse of time or both, would constitute such a default. The Company has no present expectation or intention of not fully performing all its


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obligations under each of the Contracts and has no knowledge of any breach or anticipated breach by any other party to any of the Contracts. Except as set forth in Schedule 2.18, none of the Contracts has been terminated or notice of termination given with respect thereto, no notice has been given by an party thereto of any alleged default thereunder by any party thereto, and the Company is aware of no intention or right of any party to any Contract to declare a default by another party to any Contract. There exists no actual or threatened termination, cancellation, or limitation of the business relationship of the Company with any party to any Contract. Except as set forth in Schedule 2.18, no customer of the Company has notified the Company that it intends to terminate or change its business relationship with the Company following the consummation of the transactions contemplated hereby.

         As of the dates of the Company's Financial Statements, the Company did not have any material liability or commitment, contingent or otherwise, arising out of any Contract and not adequately reflected in or reserved against in the Financial Statements. Except as set forth on Schedule 2.18, none of the Contracts contain noncompetition, exclusivity or other provisions that in any manner restrict or in the future could restrict the Company's operations. The Company has not recorded on its Financial Statements for any period revenue attributable to services to be provided under any Contract that had not been performed by the Company during such period. As of October 3, 1997, the Company had been engaged to perform approximately $6.479 million of services for which revenue had not been recorded on the Financial Statements, which is consistent with the Company's experience during the last three fiscal years. The Company has not incurred material losses in connection with any Contract that have not been recorded on the Company's Financial Statements, other than as set forth on
Schedule 2.18.

         2.19 ERISA. Except as set forth on Schedule 2.19, the Company makes no contributions to, and has no present intention to make contributions to, any employee pension benefit plans for its employees which are subject to the Employee Retirement Income Security Act of 1974, as amended ("ERISA"). The Company has never contributed to or been required to contribute to any multi-employer plan which is subject to ERISA.

         2.20 Insurance. The Company carries insurance covering its properties and business adequate and customary for the type and scope of the properties, assets and business, and similar to companies of comparable size and condition similarly situated in the same industry in which the Company operates, but in any event in amounts sufficient to prevent the Company from becoming a coinsurer or self-insurer, with provision for reasonable deductible amounts.

         2.21 Registration Rights. Except for the rights granted to the Purchasers pursuant to the Registration Rights Agreement, no person has demand or other rights to cause the Company to file any registration statement under the Securities Act relating to any securities of the Company or any right to participate in any such registration statement.

         2.22 Absence of Certain Developments. Except as provided in Schedule
2.22 attached hereto, since September 30, 1997, there has been no material adverse change in the business, assets, operations, affairs, prospects or financial condition of the Company, and the Company has not:

                  (a) entered into any transaction, agreement or commitment other than in the ordinary course of business;


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                  (b) entered into or agreed to enter into any transaction,
agreement or commitment or suffered the occurrence of any event or events that has interfered or is reasonably likely to interfere with the usual operations of the business or that, singly or in the aggregate, has or is reasonably likely to have a material adverse effect on the Company's business or results of operations;

                  (c) issued, repurchased or redeemed or agreed to issue, purchase or redeem any stock, bonds or other corporate securities or any rights, options or warrants with respect thereto, or paid any dividends on any shares of the Company's capital stock;

                  (d) borrowed any amount or incurred or become subject to any liabilities (absolute or contingent) except current liabilities in the ordinary course of business comparable in nature and amount to current liabilities incurred in the ordinary course of business during the comparable portion of its prior fiscal year, as adjusted to reflect the current nature and volume of the Company's business, or discharged or satisfied any lien or encumbrance or paid any obligation or liability (absolute or contingent), other than current liabilities paid in the ordinary course of business;

                  (e) mortgaged or pledged any of its assets, tangible or intangible, or subjected them to any liens, charge or other encumbrance, except liens for current property taxes not yet due and payable;

                  (f) sold, assigned or transferred any assets, except in the ordinary course of business;

                  (g) made any changes in employee compensation except in the ordinary course of business and consistent with past practices;

                  (h) made capital expenditures or commitments therefor that aggregate in excess of $50,000; or

                  (i) incurred any material liability, obligation or commitment, contingent or otherwise, including those arising out of any Contract, or incurred any material losses in connection with any Contract.

         2.23 Books and Records. The books of account, order books, records and documents of the Company accurately and completely reflect all material information relating to the business of the Company, the location and collection of its assets, and the nature of all transactions giving rise to the obligations or accounts receivable of the Company.

         2.24 Disclosure. Neither this Agreement, the Financial Statements nor any other agreement, document, or certificate furnished to any of the Purchasers or their counsel by or on behalf of the Company in connection with the transactions contemplated hereby contains any untrue statement of a material fact or omits to state a material fact necessary in order to make the statements made or contained herein or therein, in light of the circumstances in which made, not misleading. This section does not relate or refer to any predictions, projections, forecasts or estimates of future operations provided by or on behalf of the Company, except that all such predictions, projections, forecasts and estimates provided by the Company to the Purchasers were prepared in good faith. There is no fact known to the Company that has not been disclosed herein or in writing to the Purchasers and that materially adversely affects, or that the Company believes is reasonably likely in the future to materially adversely affect, the business, operations, properties, assets or condition, financial or otherwise, of the Company.

         2.25 Brokers or Finders. Except for Pennsylvania Merchant Group Ltd., which shall receive a fee of $ 227,500 paid by the Company, no person has or will have, as a result of the transactions contemplated by this Agreement, any right, interest or claim against or upon the Company for any commission, fee or other compensation as a finder or broker because of any action by the Company or its agents.

SECTION 3         REPRESENTATIONS AND WARRANTIES OF PURCHASERS.

         Each of the Purchasers hereby represents and warrants, severally but not jointly, to the Company as follows:

         3.1 Investment Representations. Each Purchaser intends to acquire the Shares, the Warrants, the Contingent Warrants, and the Conversion Shares for its own account. The Shares, the Warrants, the Contingent Warrants, and the Conversion Shares are being acquired by it for investment and not with a view to distribution or resale thereof. Each Purchaser understands and agrees that, until registered under the Securities Act or transferred pursuant to Rule 144 under the Securities Act, all certificates representing the Shares, the Warrants, any Contingent Warrants and the Conversion Shares shall bear a legend reading substantially as follows:

         The securities represented by this certificate have not been registered under the Securities Act of 1933 or applicable state securities laws. These securities may not be offered for sale, sold, delivered after sale, transferred, pledged or hypothecated in the absence of an effective registration statement covering such securities under the Act and any applicable state securities laws, or the availability of an exemption from registration thereunder.

         3.2 Access to Information. Purchasers or their representatives have had the opportunity to ask questions of and receive answers from management of the Company concerning the Company's business, assets, financial condition, results of operations, and liabilities.

         3.3 Sophistication and Knowledge. Each Purchaser is an accredited investor as defined in Regulation D under the Securities Act. Purchasers or their representatives have the requisite knowledge and experience in financial and business matters to render them fully capable of evaluating the merits and risks of the purchase of the Shares and the Warrants. Each Purchaser can bear the economic risks of its investment and can afford a complete loss of its investment.

         3.4 Power. Each Purchaser has full power and authority to make the foregoing representations and to enter into and to perform this Agreement and the Ancillary Agreements in accordance with their terms. CAI is a duly organized and validly existing partnership in good standing under the laws of Quebec, Canada. Aster is a duly organized and validly existing corporation in good standing under the laws of France. Each Purchaser has obtained each required authorization, consent, approval, license, qualification, exemption of or filing or registration with any court or governmental department, commission, board, bureau, agency or instrumentality, domestic or foreign, necessary in connection with (i) the execution and delivery by such Purchaser of this Agreement or the Ancillary Agreements, (ii) its purchase of the Shares, the Warrants and the Contingent Warrants, and (iii) its performance of its obligations under this Agreement or the Ancillary Agreements.

         Each Purchaser hereby acknowledges that the Company is relying on the representations and warranties made by such Purchaser in this Section 3 in connection with the Company's representation herein that it has complied with all applicable federal and state securities laws, including the Securities Act, in connection with the offer, issuance and sale of the Shares, the Warrants, and the Contingent Warrants.

SECTION 4                  COVENANTS.

         4.1 Use of Proceeds. The Company shall use the proceeds from the sale of the Shares and the Warrants to acquire instruments and software identified by management and approved by the Board of Directors, to fund the Company's expansion, and for working capital and general corporate purposes, including acquisitions.

         4.2 Best Efforts Cooperation. Until the Closing, the Company and Purchasers shall use their best efforts in good faith to perform and fulfill all conditions and obligations to be fulfilled or performed by them hereunder, to the end that the transactions contemplated hereby will be fully and timely consummated.

         4.3 General Covenants.  The Company and Purchasers agree:

         (a) if any event should occur, either within or without the control of any party, that would prevent fulfillment of the conditions to the obligations of any party hereto to consummate the transactions contemplated by this Agreement or the Ancillary Agreements, to use its or their reasonable efforts to cure the same as expeditiously as possible;

         (b) to cooperate fully with each other in preparing, filing, prosecuting, and taking any other actions that may be reasonable and necessary to obtain the consent of any governmental instrumentality, or any third party to accomplish the transactions contemplated by this Agreement and the Ancillary Agreements;

         (c) to deliver such other instruments, certificates, consents, endorsements, assignments, assumptions, and other documents or instruments, in form reasonably acceptable to the parties and their counsel, as may be reasonably necessary to carry out and/or to comply with the terms of this Agreement and the Ancillary Agreements and the transactions contemplated herein and therein; and

         (d) to confer on a regular basis with each other, report on material operational matters and promptly advise each other orally and in writing of any change or event having, or which, insofar as can reasonably be foreseen, could have a material adverse effect on the business or operations of the Company or which would cause or constitute a material breach of any of the representations, warranties or covenants of any party contained herein.

         4.4 Public Announcements. No public announcements shall be made by either party without prior consent of the other with respect to this Agreement or the transactions contemplated hereby, which consent shall not be unreasonably withheld.

         4.5 Confidentiality. CAI and their representatives shall keep confidential all confidential information of the Company consistent with the terms of the confidentiality agreement dated November 10, 1997 between CAI and the Company, and Aster and their representatives shall keep confidential all confidential information of the Company consistent with the terms of the confidentiality agreement dated November 6, 1997 between Aster and the Company. Any party to whom the Purchasers may assign their rights to purchase all or a portion of the Shares and Warrants pursuant to Section 1.1 shall be required to enter into a similar confidentiality agreement with the Company.

         4.6. Charter Amendments. The Company shall use its best efforts to obtain prior to April 30, 1998 the approval of its stockholders to amend the Company's Charter (i) to increase the number of shares of Common Stock that the Company is authorized to issue to a number at least sufficient to allow Purchasers to acquire the number of shares of Common Stock to which Purchasers would be entitled upon exercise of the Warrants, and (ii) to provide that prior to the declaration by the Corporation of any dividend on any class of the capital stock of the Corporation, such dividend shall have been approved by a vote of those members of the Board of Directors elected exclusively by the holders of the Company's Class A Convertible Preferred Stock. The Purchasers each agree that the Shares shall be voted in favor of such Charter amendments. Upon the approval of such a charter amendment, the Company shall deliver to each Purchaser an opinion of counsel concerning the validity and effectiveness of the charter amendment and otherwise substantially in the same form as the opinion provided pursuant to Section 5.5(a).

         4.7 Sales and Use Taxes. The Company shall pay any sales and use taxes that may be imposed or due in connection with the consummation of any of the transactions contemplated by this Agreement.

         4.8 Validity of Warrants. The Company hereby covenants that it shall not at any time assert any claim, and that it shall promptly indemnify and hold harmless the Purchasers against any losses, damages or expenses (including legal expenses) that any Purchaser may incur or suffer in connection with the assertion by any third party of any claim, that the Warrants have not been authorized by all required corporate action, have not been duly executed and delivered, or are not legal, valid and binding obligations of the Company enforceable against the Company in accordance with their terms. In the event any such claim is asserted by any party, each Purchaser shall have the option of electing to accept, and the Company shall issue, the Contingent Warrants pro rata based upon the number of shares underlying Warrants held by such Purchaser. This election shall be in addition to and not in lieu of any rights such Purchaser may have at law or in equity as the result of a breach of this Section 4.8.

SECTION 5 CONDITIONS PRECEDENT TO PURCHASERS' OBLIGATIONS TO PURCHASE THE SHARES AND THE WARRANTS.

         The obligations of each Purchaser to purchase the Shares and the Warrants are subject to the satisfaction, or waiver by the Purchasers, of the following conditions, at or prior to the Closing:

         5.1 Representations and Warranties. Each of the representations and warranties of the Company set forth in Section 2 hereof shall be true, accurate and correct on the date of the Closing.

         5.2 Technology Sharing Agreement. Aster and the Company shall have entered into a Technology Sharing Agreement substantially in the form of
Schedule 5.2.

         5.3 Registration Rights Agreement. The Purchasers and the Company shall have entered into a Registration Rights Agreement substantially in the form of
Schedule 5.3.

         5.4 Articles Supplementary. The Company shall have duly filed with the Maryland State Department of Assessments and Taxation ("Department") articles supplementary including the terms of the Shares set forth in Schedule 1.1B (the "Articles Supplementary") and the Articles Supplementary will have been accepted by the Department and will be effective.

         5.5 Documentation at Closing. The Purchasers shall have received prior to or at the Closing each of the following documents:

         (a) The opinion of Ober, Kaler, Grimes & Shriver, counsel for the Company, in form and substance reasonably satisfactory to counsel for the Purchasers, covering the matters set forth in Schedule 5.5(a).

         (b) A certificate of the President and the Chief Financial Officer of the Company stating that the representations and warranties of the Company contained in Section 2 hereof and otherwise made by the Company in writing in connection with the transactions contemplated hereby are true and correct as of the Closing and that all conditions required to be performed prior to or at the Closing have been performed or waived.

         (c) Any consents or waivers of governmental entities or third parties required to be obtained at or prior to the Closing to execute and deliver this Agreement and the Ancillary Agreements and to carry out the transactions contemplated hereby and thereby.

         5.6 No Actions or Proceedings. There shall not be any action or proceeding by or before any court or other governmental body that shall seek to restrain, prohibit or invalidate the transactions contemplated by this Agreement.

         5.7 Business Combination Act Opt-out. The Board of Directors of the Company shall have adopted a resolution under Section 3-603(c)(1)(ii) of the Maryland General Corporation Law ("MGCL") pursuant to which the Company shall have opted out of the requirements of Section 3-602 of the MGCL with respect to any business combination (as defined in the MGCL) involving either of the Purchasers or their permitted assignees under Section 1.1 of this Agreement.

SECTION 6 CONDITIONS PRECEDENT TO COMPANY'S OBLIGATIONS TO SELL THE SHARES AND THE WARRANTS.

         The obligations of the Company to sell the Shares and the Warrants are subject to the satisfaction, or waiver by the Company, of the following conditions, at or prior to the Closing:

         6.1 Representations and Warranties. Each of the representations and warranties of each of the Purchasers set forth in Section 3 hereof shall be true, accurate and correct on the date of the Closing.

         6.2 Technology Sharing Agreement. Aster and the Company shall have entered into a Technology Sharing Agreement substantially in the form of
Schedule 5.2.

         6.3 Documentation at Closing. The Company shall have received prior to or at the Closing a certificate of authorized officers of each Purchaser stating that the representations and warranties of such Purchaser contained in Section 3 hereof and otherwise made by such Purchaser in writing in connection with the transactions contemplated hereby are true and correct as of the Closing and that all conditions required to be performed prior to or at the Closing have been performed or waived.

         6.4 No Actions or Proceedings. There shall not be any action or proceeding by or before any court or other governmental body that shall seek to restrain, prohibit, or invalidate the transactions contemplated by this Agreement.

SECTION 7         CONTINGENT WARRANTS.

         7.1 Contingent Warrants. In the event that (i) the Company shall not by April 30, 1998 have filed an amended charter with the Secretary of State of Maryland increasing the number of shares of the Company's Common Stock that it is authorized to issue by at least 10 million shares and reserved such shares for issuance upon exercise of the Warrants, or (ii) the Company shall have failed to consummate the sale of the Shares or the Warrants by December 31, 1997 (or such later date as may be unanimously agreed by the parties hereto) for any reason other than a breach or default of this Agreement by the Purchasers, including a failure to pay the Aggregate Purchase Price, or the failure by the Purchasers to satisfy a condition set forth in Section 6 hereof, then, in either such event, the Company shall, for no additional consideration, issue to the Purchasers warrants to purchase an aggregate of 2,750,000 shares of the Common Stock of the Company at an exercise price of $0.60 per share and otherwise having terms substantially identical to the terms of the Warrants (the "Contingent Warrants"). The Contingent Warrants shall be issued to the Purchasers pro rata based upon the number of Shares held by each Purchaser or the number of Shares that each Purchaser would have acquired but for the failure of the Company to consummate the transactions contemplated by this Agreement, as the case may be.

         7.2 Opinion of Counsel. Simultaneously with the issuance of Contingent Warrants, the Company will deliver to each Purchaser an opinion of counsel in form and substance reasonably satisfactory to such Purchaser concerning the validity of the Contingent Warrants and otherwise substantially in the same form as the opinion provided pursuant to Section 5.5 (a).

         7.3 Cancellation of Warrants. Each Purchaser shall deliver the Warrants to the Company for cancellation promptly upon receipt of Contingent Warrants issued as a result of failure of the Company to amend its charter as set forth in Section 7.1.

SECTION 8         MISCELLANEOUS.

         8.1 Survival of Representations and Warranties. Every representation and warranty of each of the parties set forth in this Agreement and all of the rights and remedies of the other parties related to misrepresentations and inaccuracies related thereto shall survive, and not be deemed waived by, the Closing, and shall be effective regardless of any investigation that may have been made at any time by or on behalf of any party or its directors, officers, employees, or agents.

         8.2 Expenses. The parties shall pay their respective expenses (including the fees, disbursements, and expenses of their respective attorneys and accountants) in connection with the negotiation and preparation of this Agreement and the consummation of the transactions contemplated hereby.

         8.3 Notices. Each party hereto shall promptly give written notice to the other parties upon becoming aware of the occurrence of, or any impending or threatened occurrence of, any event that would cause or constitute a breach of any of its representations, warranties, or covenants contained in this Agreement, and such party shall use its best efforts to prevent or promptly remedy the same. Any notice or other communication required or which may be given hereunder shall be in writing and shall be deemed to have been duly given on the date delivered if delivered personally or sent by facsimile to the persons identified below, one business day following deposit with a reputable overnight courier, or three business days after deposit in the U.S. mail if mailed by certified or registered mail, return receipt requested, addressed as follows:

                  If to the Company, to:

                           PharmaKinetics Laboratories, Inc.
                           302 West Fayette Street
                           Baltimore, MD 21201
                           Attention: James K. Leslie, President
                           Telephone:                (410) 385-4500
                           Facsimile:                (410) 385-1957

                  with a copy to:

                           Ober, Kaler, Grimes & Shriver
                           120 E. Baltimore Street
                           Baltimore, MD 21202
                           Attention: Melissa A. Warren, Esquire
                           Telephone:                (410) 347-7684
                           Facsimile:                (410) 547-0699

                  If to either Purchaser, to:

                           CAI Advisors & Co.
                           767 Fifth Avenue, 5th Floor
                           New York, NY 10153
                           Attention:  Leslie B. Daniels
                           Telephone:                (212) 319-2525
                           Facsimile:                (212) 319-0232

                  with a copy to:

                           Dyer Ellis & Joseph PC
                           600 New Hampshire Ave., N.W.
                           Washington, DC 20037
                           Attn: Michael Joseph
                           Telephone:                (202) 944-3000
                           Facsimile:                (202) 944-3068

Any party may change its address to which notices or other communications are to be sent by giving written notice of any such change in the manner provided herein for giving notice.

         8.4 Modification or Waiver. This Agreement may be amended, modified, or superseded at any time by a written instrument executed by the Company and each Purchaser, and any of the terms, covenants, representations, warranties, or conditions hereof may be waived by the party intended to be benefited hereby. No waiver of any nature, in any one or more instances, shall be deemed to be or construed as a further or continued waiver of any condition or any breach of any other term, representation, or warranty in this Agreement.

         8.5 Binding Effect and Assignment. This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.

         8.6 Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the state of Maryland.

         8.7 Section Headings. The Section headings contained in this Agreement are inserted for convenience of reference only and shall not affect the meaning or interpretation of this Agreement.

         8.8 Further Assurances. Subject to the terms and conditions herein provided, each of the parties agrees to use all reasonable efforts to take, or cause to be taken, all action and to do, or cause to be done, all things necessary, proper, or advisable under applicable laws and regulations to consummate the purchase and sale of the Shares and Warrants in accordance with the terms of this Agreement. In case at any time any further action is necessary or desirable to carry out the purposes of this Agreement, the appropriate officers of each party to this Agreement are hereby directed and authorized to use their best efforts to effectuate all such action.

         8.9 Entire Agreement. This Agreement and the Ancillary Agreements embody the entire agreement and understanding between the parties hereto relating to the subject matter hereof and supersede any prior letters of intent, agreements, and understandings relating to the subject matter hereof, other than confidentiality agreements executed by the parties.

         8.10 No Third Party Beneficiaries. Nothing expressed or referred to in this Agreement is intended or shall be construed to give any person other than the parties to this Agreement or their respective successors or permitted assigns any legal or equitable right, remedy, or claim under or in respect of this Agreement or any provision contained herein, it being the intention of the parties to this Agreement that this Agreement shall be for the sole and exclusive benefit of such parties or such successors and assigns and not for the benefit of any other person.

         8.11 Counterparts. Separate copies of this Agreement may be signed by the parties hereto, with the same effect as though all of the parties had signed one copy of this Agreement.

         8.12 Severability. If any provision of this Agreement shall be held invalid under any applicable law, such invalidity shall not affect any other provision of this Agreement that can be given effect without the invalid provision and, to this end, the provisions hereof are severable.

         8.13 Termination. In the event that the Company shall have failed to consummate the sale of the Shares and the Warrants by December 31, 1997 (or such later date as may be unanimously agreed by the parties hereto), and the Company has, as a result, duly issued the Contingent Warrants, then the obligations of both parties hereunder shall terminate. In the event that the Purchasers shall have determined not to purchase the Shares and the Warrants and shall have provided written notice to that effect to the Company, then the obligations of the Company hereunder shall terminate.

                  [Remainder of Page Intentionally Left Blank]

         IN WITNESS WHEREOF, the undersigned parties have executed this Agreement as of the date first above written.

                                     PHARMAKINETICS LABORATORIES, INC.

                                     By:       /s/ James K. Leslie
                                         __________________________________
                                              James K. Leslie
                                              President

                                     CAI ADVISORS & CO.

                                     By:      /s/ Leslie B. Daniels
                                         __________________________________
                                              Leslie B. Daniels
                                              Partner

                                     ASTER-CEPHAC

                                     By:      /s/ John J. Thebeault
                                         __________________________________
                                              John J. Thebeault
                                              Chief Executive and President